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                                                                 EXHIBIT 10.31.3

                              AMENDMENT NUMBER SIX
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                          HANOVER CAPITAL PARTNERS LTD
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT NUMBER SIX is made this 27th day of March, 2003, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. and HANOVER CAPITAL PARTNERS LTD, each having an address at 379 Thornall Street, Edison, New Jersey, 08837 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., and having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrowers and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement, subject to the terms hereof, to extend the term thereof to April 27, 2003 and the Lender has agreed to such request.

                  WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. Effective as of March 27, 2003, the definition of "Termination Date" in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

                           "Termination Date" shall mean April 27, 2003 or such
                  earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

                  SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

                  SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document

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executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

                  SECTION 4. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

                  SECTION 5. Governing Law. This Amendment Number Six shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations
Law).

                  SECTION 6. Counterparts. This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the day and year first above written.

                            HANOVER CAPITAL MORTGAGE
                            HOLDINGS, INC.
                            (Borrower)


                            By:
                               ------------------------------------------------
                            Name: John A. Burchett
                            Title:    Chief Executive Officer & President

                            HANOVER CAPITAL PARTNERS LTD
                            (Borrower)


                            By:
                               ------------------------------------------------
                            Name: John A. Burchett
                            Title:   Chief Executive Officer


                            GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.
                            (Lender)


                            By:
                               ------------------------------------------------
                            Name:
                            Title: